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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 13, 2004

                           Commission File No. 0-11472

                               DONLAR CORPORATION
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        (Exact name of small business issuer as specified in its charter)


           Illinois                    000-11472            36-3683785
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  (State or other jurisdiction        (Commission         (IRS Employer
       of incorporation)              File Number)      Identification No.)


              6502 South Archer Road, Bedford Park, Illinois 60501
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                    (Address of principal executive offices)

                                 (708) 563-9200
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                           (Issuer's telephone number)

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              (Former name, former address and former fiscal year,
                          if changed since last report)

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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

NOTICE OF SALE

An order was entered on April 13, 2004 (the "April 13, 2004 Order"), upon the Joint Motion of the Debtor Donlar Corporation, an Illinois corporation, debtor/debtor-in-possession herein, and Tennessee Farmers Life Insurance Corporation for Authority to (A) Sell Assets Outside Ordinary Course of Business, (B) Establish Sales Procedures, (C) Set a Hearing Date on Sale, and
(D) Approve Form of Notice (the "Motion"), a hearing to approve the sale of substantially all of the Debtor's assets has been scheduled before the Honorable Susan Pierson Sonderby, United States Bankruptcy Judge, on May 26, 2004, at 10:30 a.m. (the "Sale Hearing"), at the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, 219 South Dearborn Street, Room 642, Chicago, Illinois (the "Courtroom").

If a qualifying bid is received pursuant to the Bidding Procedures approved in the April 13, 2004 Order (the "Bidding Procedures") by the May 20, 2004 deadline set forth in the Bidding Procedures, the Debtor shall conduct an auction sale (the "Sale") of substantially all of its assets on May 24, 2004, commencing at 2:00 p.m. in the Courtroom.

SALE PROPERTY. The operating assets which the Debtor seeks to sell pursuant to the Sale (the "Assets") consists of substantially all of its assets, as follows:

Accounts receivable, executory contracts and unexpired leases (if any), equipment, general intangibles, including, without limitation, any and all of Debtor's interest in the patents, and the Debtor's real property located in Peru, Illinois.

FOR FURTHER INFORMATION concerning the Assets or Bidding Procedures, contact the Debtor's counsel or Counsel for Tennessee Farmers Life Insurance Company.


Scott R. Clar (Atty. Reg. #06183741)
Crane, Heyman, Simon, Welch & Clar
Attorneys for Debtor\Debtor-in-Possession
135 S. LaSalle Street, Suite 3705
Chicago, Illinois  60603
(312) 641-6777

Thomas S. Kiriakos, Esq.
Craig E.  Reimer
Julie Johnston-Ahlen
Reiko Suber
Mayer, Brown, Rowe & Maw LLP
190 S. LaSalle St.
Chicago, IL 60603
(312) 782-0600
Counsel for Tennessee Farmers
  Life Insurance Company
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                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    DONLAR CORPORATION


Dated: May 3, 2004                  By: /S/ Thomas E. Poggensee
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                                        Thomas E. Poggensee
                                        Vice President, Finance and
                                        Administration